UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 7, 2005


                                 VIRTGAME CORP.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       000-29800                33-0716247
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


                          5900 Pasteur Court, Suite 110
                           Carlsbad, California 92008
                    (Address of Principal Executive Offices)


                                 (760) 438-1247
               (Registrants telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

      Check  the   appropriate  box  below  if  the  Form  8-K  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 7, 2005, pursuant to the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated February 19, 2005, as amended on July 29, 2005 and September 30, 2005, by and among Mikohn Gaming Corporation, a Nevada corporation, d/b/a Progressive Gaming International Corporation ("PGIC"), Viking Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of PGIC ("Merger Sub I"), Viking Merger Subsidiary, LLC, a Delaware limited liability company and wholly-owned subsidiary of PGIC ("Merger Sub II"), and VirtGame Corp., a Delaware corporation ("VirtGame"), Merger Sub I merged with and into VirtGame, with VirtGame surviving as a wholly-owned subsidiary of PGIC ("Merger I"), and following the effectiveness of Merger I, VirtGame as the surviving entity merged with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of PGIC ("Merger II," and together with Merger I, the "Transaction").

As a result of the Transaction, each outstanding share of VirtGame common stock represents the right to receive 0.028489 shares of PGIC common stock, each outstanding share of VirtGame Series A preferred stock represents the right to receive 74.971 shares of PGIC common stock and each outstanding share of VirtGame Series B preferred stock represents the right to receive 42.677 shares of PGIC common stock. In addition, each former stockholder of record will receive a certificate representing the right to receive a portion of the Balance Shares, to be determined in the future in accordance with the Merger Agreement.

Item 5.01 Change In Control of Registrant.

See Item 2.01 above.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIRTGAME CORP.


Date: October 7, 2005                       By: /s/ Robert B. Ziems
                                                --------------------------------
                                                Robert B. Ziems
                                                Executive Vice President and
                                                General Counsel


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